Note 6 - Tax Status	12 Months Ended
Dec. 31, 2025
EBP 47-0914596 001 [Member]
Notes to Financial Statements
EBP, Tax Status [Text Block]

Note 6. Tax Status

The Plan adopted a non-standardized form of a prototype plan sponsored by Principal Life Insurance Company. The prototype plan has received an opinion letter from the Internal Revenue Service (IRS) dated June 30, 2020, stating that the prototype plan and related trust are designed in accordance with applicable sections of the Internal Revenue Code (IRC).

U.S. generally accepted accounting principles require Plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan is subject to routine audits by taxing jurisdictions.